UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 1, 2007

SunLink Health Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-12607

Ohio	310621189
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway

Suite 1120

Atlanta, Georgia 30339

(Address of Principal Executive Offices, Including Zip Code)

770-933-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02

5.02(c) Mark J. Stockslager’s title changed from Interim CFO to CFO

On July 1, 2007, SunLink Health Systems, Inc., (the “Company”) appointed Mark J. Stockslager the Chief Financial Officer (the “CFO”). Mr. Stockslager had served as the Company’s Interim CFO since the departure of the Company’s former CFO on December 31, 2006. Mr. Stockslager is 47 and has been SunLink’s Principal Accounting Officer since March 11, 1998. He has been associated continuously with the Company’s accounting and finance operations since June 1988 and has held various positions, including Manager of U.S. Accounting, from June 1993 until November 1996 and Corporate Controller from November 1996 until June 2007. From June 1982 through May 1988, Mr. Stockslager was employed by Price Waterhouse & Co.

5.02(d) Election of Christopher H. B. Mills as Director

On July 11, 2007, the Company elected Christopher H. B. Mills, in accordance with Section 4 of Article III of the Company’s Code of Regulations, to fill the newly created vacancy on its board of Directors (the “Board”). Mr. Mills was elected to the class of directors whose term expires at the 2008 annual meeting. In connection with Mr. Mills election to the Board, Mr. Mills has agreed to certain understandings that limit his ability, while serving as a director and 90 days thereafter, to effect a change of control or enter into transactions, outside his duties as a director, that have the effect of changing control of the Company, influencing the Company’s policies or forcing the Company into announcing a change of control type transaction. Mr. Mills is a partner with North Atlantic Value, LLP, which holds approximately 17% of the Company’s issued and outstanding common shares and is the Company’s largest shareholder.

Item 5.03

5.03(a) Amendment to the Company’s Code of Regulations

Effective July 10, 2007, the Company, in accordance with Section 2 of Article III of its Code of Regulations increased the number of directors from seven to eight, and divided the eight directors into two classes with each class having four directors.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 11, 2007, announcing the election of Christopher H.B. Mills to the Board of Directors.

99.2	Agreement of understanding between the Company and Christopher H.B. Mills, dated June 28, 2007.

99.3	Resolutions of the July 5, 2007 Special Meeting of the Board of Directors.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SunLink Health Systems, Inc.

Date: July 16, 2007	By:	/s/ Robert M. Thornton, Jr.
Robert M. Thornton, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 11, 2007, announcing the election of Christopher H.B. Mills to the Board of Directors.

99.2	Agreement of understanding between the Company and Christopher H.B. Mills, dated June 28, 2007.

99.3	Resolutions of the July 5, 2007 Special Meeting of the Board of Directors.